Exhibit 10.27

EXECUTION COPY

[FLEETCOR]

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of October 29, 2007, is entered into among FLEETCOR FUNDING LLC, a Delaware limited liability company (the “Company”), and each Originator listed on the signature pages hereto (collectively, the “Originators”).

RECITALS

1. The parties hereto are parties to the Purchase and Sale Agreement, dated as of December 20, 2004 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendment to the Agreement. The Agreement is hereby amended such that each of the terms “generate”, “generated” or “generation” (or other forms of the foregoing) wheresoever used in the Agreement in reference to Receivables sold or contributed to the Company under the Agreement, shall and shall be deemed to include solely in the case of FleetCor as an Originator, those Receivables acquired pursuant to the Chevron Purchase and Assumption Agreement.

SECTION 3. Representations and Warranties. Each of the Originators and the Company hereby represents and warrants with respect to itself as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

Fourth Amendment to PSA (FleetCor)

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of each of the following:

(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto; and

(b) counterparts of that certain Fourth Amended and Restated Receivables Purchase Agreement (whether by facsimile or otherwise) dated as of the date hereof, executed by each of the parties thereto, and evidence of satisfaction of each of the “Conditions Precedent to Initial Purchase” referred to therein.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FLEETCOR FUNDING LLC

By:	/s/ Steven J. Pisciotta
Name:	Steven J. Pisciotta
Title:	Treasurer

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ORIGINATORS:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as an Originator

By:	/s/ Steven J. Pisciotta
Name:	Steven J. Pisciotta
Title:	Treasurer

CFN HOLDING CO., as an Originator

By:	/s/ Steven J. Pisciotta
Name:	Steven J. Pisciotta
Title:	Treasurer

MANNATEC, INC., as an Originator

By:	/s/ Steven J. Pisciotta
Name:	Steven J. Pisciotta
Title:	Treasurer

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Consented and Agreed:

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser Agent

By:	/s/ David B. Gookin
Name:	David B. Gookin
Title:	Senior Vice President

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JPMORGAN CHASE BANK, N.A.,
as a Purchaser Agent

By:	/s/ Mark Connor
Name:	Mark Connor
Title:	Vice President

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FIFTH THIRD BANK, as a Purchaser Agent

By:	/s/ Brian J. Gardner
Name:	Brian J. Gardner
Title:	Vice President

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ACKNOWLEDGED:

FLEETCOR TECHNOLOGIES, INC.

By:	/s/ Steven J. Pisciotta
Name:	Steven J. Pisciotta
Title:	Treasurer

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